UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 3, 2025
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation)		Commission File Number:						(I.R.S. Employer Identification No.)

1812 N. Moore Street	,	Suite 1705	,	Arlington	,	Virginia	,	22209
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement
On February 3, 2025, Evolent Health, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Engaged Capital, LLC and certain of its affiliates (collectively, “Engaged Capital”).

Pursuant to the Cooperation Agreement, the board of directors of the Company (the “Board”) agreed, subject to the terms and conditions set forth in the Cooperation Agreement, to (1) appoint Mr. Brendan Springstubb to the Board with a term expiring at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and (2) appoint Mr. Springstubb to (A) the Strategy Committee of the Board, effective immediately, and (B) either the Audit Committee of the Board or the Compensation Committee of the Board, as shall be agreed by the Board and Mr. Springstubb no later than the 2025 Annual Meeting. The Board also agreed to nominate Mr. Springstubb for election to the Board at the 2025 Annual Meeting. Further, if Mr. Springstubb resigns or is unable to serve on the Board during the term of the Cooperation Agreement, so long as Engaged Capital holds 3% or more of the Company’s outstanding Class A common stock, excluding notional shares associated with derivatives, Engaged Capital will be entitled to recommend his replacement, subject to the Board’s review and approval of such candidate (which approval may not be unreasonably withheld).

The Cooperation Agreement further provides, among other things, that:

•During the term of the Cooperation Agreement, Engaged Capital will be subject to customary standstill restrictions, including with respect to acquiring beneficial ownership (including notional shares associated with derivatives) in the aggregate of more than 9.9% of the Company’s Class A common stock, nominating or recommending for nomination any persons for election to the Board (except as expressly permitted by the Cooperation Agreement), submitting any proposal for consideration at any stockholder meeting and soliciting any proxy, consent or other authority to vote from stockholders or conducting any other referendum (including any “withhold,” “vote no” or similar campaign).

•During the term of the Cooperation Agreement, Engaged Capital will vote all of its shares of the Company’s Class A common stock at all annual and special meetings as well as in any consent solicitations of the Company’s stockholders (1) in favor of the slate of directors recommended by the Board, against or withhold from voting in favor of the election of any director nominee not approved, recommended and nominated by the Board for election and against any removal of any director of the Board and (2) in accordance with the Board’s recommendation for any other matter (unless Institutional Shareholder Services Inc. or Glass Lewis & Co., LLC issues a contrary recommendation); provided that Engaged Capital will be permitted to vote on any proposals relating to an “Extraordinary Transaction” (defined in the Cooperation Agreement to include certain change of control transactions or the sale of substantially all of the Company’s assets) in its sole discretion.

•Each party agrees to a certain mutual non-disparagement provision.

•Each party agrees not to institute any lawsuit against the other party, subject to certain exceptions including the seeking of remedies for a breach of the Cooperation Agreement.

•The Cooperation Agreement will terminate on the earliest to occur of (1) 30 days prior to the director nomination notice deadline for the 2026 annual meeting of the Company’s stockholders, (2) 30 days prior to the first anniversary of the director nomination notice deadline for the 2025 Annual Meeting and (3) the closing of an Extraordinary Transaction.

The summary above is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of M. Bridget Duffy, MD

On February 3, 2025, M. Bridget Duffy, MD resigned from the Board. Dr. Duffy’s decision to resign was not the result of any disagreement between the Company and Dr. Duffy on any matter relating to the Company’s operations, policies, or practices. Dr. Duffy had previously considered whether to stand for re-election to the Board at the 2025 Annual Meeting, and, after discussion with the Board, elected to resign in advance of the 2025 Annual Meeting in order to create a vacancy at an earlier date. In connection with Dr. Duffy’s resignation, the Board accelerated the vesting of 7,709 restricted stock units granted under the Company’s 2015 Omnibus Incentive Compensation Plan that were previously scheduled to vest upon the earlier of June 6, 2025 and the 2025 Annual Meeting.

Appointment of Brendan Springstubb

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Cooperation Agreement described above in Item 1.01, on February 4, 2025, the Board (1) appointed Mr. Springstubb as a director with a term expiring at the 2025 Annual Meeting and (2) appointed Mr. Springstubb to the Strategy Committee of the Board.

Mr. Springstubb was previously an employee of Engaged Capital and, until January 31, 2025, provided consulting services to Engaged Capital in connection with its investment in the Company and another publicly-traded healthcare company. As compensation for such services, Mr. Springstubb remains entitled to potential future contingent payments from Engaged Capital based on Engaged Capital’s investment in the Company, consisting of (A) a success fee based on certain profits earned by Engaged Capital’s clients since January 1, 2023 in relation to investment in the Company through full disposition of such investment less the total losses incurred by Engaged Capital’s clients in connection with its investments in both the Company and another publicly-traded healthcare company through full disposition of such investments and (B) a $250,000 supplemental fee payable no later than twelve months following Engaged Capital’s full disposition of its investment in the Company. Mr. Springstubb is an investor in certain funds managed by Engaged Capital that hold shares of the Company’s Class A common stock.

The Board has determined that Mr. Springstubb is an independent director in accordance with applicable New York Stock Exchange and Securities and Exchange Commission rules and regulations and the Company’s corporate governance guidelines.

Mr. Springstubb will be eligible to participate in the compensation arrangements and programs that are established for the Company’s non-employee directors.

Item 8.01    Other Events

On February 4, 2025, the Company issued a press release announcing the appointment of Mr. Springstubb to the Board, as well as plans to name Richard Jelinek as Chair of the Board at the Company’s 2025 Annual Meeting and the ongoing search process to refresh an independent director in advance of the 2025 Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Cooperation Agreement dated February 3, 2025, by and among Evolent Health, Inc., Engaged Capital Flagship Master Fund, LP, Engaged Capital Co-Invest XI-B, LP, Engaged Capital, LLC, Engaged Capital Holdings, LLC and Glenn W. Welling.

99.1	Press Release dated February 4, 2025.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary

Date: February 4, 2025